SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Synthorx, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 07, 2019

SYNTHORX, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 22, 2019
Date: June 07, 2019 **Time:** 8:00 AM PDT
Location: 4401 Eastgate Mall
San Diego, CA 92121

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51 MERCEDES WAY
EDGEWOOD NY 11717

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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report   2. Notice & Proxy Statement How to View Online:         Have the information that is printed in the box marked by the arrow following page) and visit:  www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy:        (located on the            If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO  charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:     www.proxyvote.com 2) BY TELEPHONE:   1-800-579-1639 3) BY E-MAIL*:         sendmaterial@proxyvote.com *  If requesting materials by e-mail, please send a blank e-mail with the information that is  printed in the box marked                  by the arrow  g                  (located on the following page) in the subject line.                   Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to  your investment advisor. Please make the request as instructed above on or before May 23, 2019 to  facilitate timely delivery.   How To Vote Please Choose One of the Following Voting Methods  Vote In Person: If you choose to vote these shares in person at the meeting, you must request a  "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper  copy of the materials, which will contain the appropriate instructions. Many shareholder meetings  have attendance requirements including, but not limited to, the possession of an attendance ticket  issued by the entity holding the meeting. Please check the meeting materials for any special  requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is  printed in the box           marked by the arrow  g           available and follow the instructions.             Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include  a voting instruction form.  0000420547_2    R1.0.1.18  Internal Use Only

Voting items The Board  of  Directors recommends  that  you vote FOR  the following:  1.    Election of  Directors  Nominees  01   Vickie Capps                     02   Laura Shawver, Ph.D.       03   Peter  Thompson,  M.D.  The Board  of  Directors  recommends  you vote FOR  the following  proposal(s):  2     To ratify the  selection of  Ernst  &  Young   LLP as the  Company's  Independent Registered   Public   Accounting  Firm for the  fiscal year  ending December  31,  2019.              NOTE:  To consider  and act  upon any other  matters which may  properly come  before  the   meeting or  any adjournment or postponement thereof. BARCODE  0000 0000 0000 0000 0000420547_3    R1.0.1.18  Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence  # # of # Sequence #

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Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

000042054 7_4 R1.0.1.18

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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